CDC NVEST STAR GROWTH FUND

Supplement dated March 31, 2003 to the CDC Nvest Star Funds Classes A, B and C Prospectus dated May 1, 2002, as revised December 2, 2002 and CDC Nvest Star Funds Class Y Prospectus dated May 1, 2002, each as may be supplemented from time to time


Effective March 3, 2003, David Reidinger no longer serves as a co-portfolio manager of the Miller Anderson segment of the CDC Nvest Star Growth Fund. David
P. K. Chu, David Cohen and Dennis Lynch continue to serve as co-portfolio managers of the Miller Anderson segment of the Fund.


                                                                      SP185-0303